Exhibit 10.10

                             TERMS OF AMORTIZATION
                  PETER SHARMA III FOR SIRIUS/PUREPROPHET, LTD.
                         VENDOR'S CREDIT LINE AGREEMENT
                          WITH ORIGINAL BEVERAGE CORP.
                                   (ADDENDUM)

                         Powell River, British Columbia
                               Malibu, California
                                January 31, 2000


Terms

                                                Original Beverage Corp. Lender
                          Peter Sharma III for sirius/pureprophet, ltd. Borrower
                                                         Line of Credit LOC

Schedule of Payment

     Beginning July 1, 2005 Borrower will remit a minimum payment of $1000.00 (one thousand dollars) each month against the outstanding debit balance of the LOC entered into on January 6, 2000; payment remitted in United States Currency by check or cash.

Balloon Payment

     On December 31, 2007 any remaining debit balance of the LOC is due and payable at the Lender's place of business in United States Currency by check or cash.

     Agreed this 31st day of January, 2000 by all parties undersigned,


Original Beverage Corp. (lender)         sirius/pureprophet, ltd. (borrower)

By: /s/ Christopher J. Reed              By: /s/ Peter Sharma III
----------------------------------       ----------------------------------
Christopher J. Reed, CEO, Founder.       Peter Sharma III, Proprietor.